Application for Credit Facilities

                                       Made at Krung Thai Bank, Plc. Head Office

                                       on October 9, 2002

         We,  King  Power  Duty  Free Co.,  Ltd.,  nationality:  Thai,  address:
26th-27th Floor, Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis 10330, Taxpayer ID No. 3011695180, business: sale of duty-free goods, owner of current account No. 000-6-11662-0 at Krung Thai Bank, Plc. Head Office, hereby apply to Krung Thai Bank, Plc. Head Office for credit facilities as follows:


         1. an additional guarantee of 530,000,000.- baht to the existing guarantee of 20,000,000.00 baht, making up a total guarantee of 550,000,000.- baht (five hundred and fifty million baht) in the form of Letter of Guarantee.

         2. Such sum shall be put up as security in favor of the Airport Authority of Thailand, Customs Department, Excise Department, Electricity Generating Authority of Thailand.

         3. We hereby put in pledge the right to withdraw 20% of the money from Fixed Deposit Account No. 000-2-24530-5. The pledged sum shall be accumulated according to the money being used. King Power International Co., Ltd., King Power Tax Free Co., Ltd., Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond shall guarantee such sum.

         At present, we owe Krung Thai Bank, Plc. and other banks the following sums:

-------------------------- ------------------- ------------- -------------------
          Bank               Type of Credit      Sum owing         Security
-------------------------- ------------------- ------------- -------------------
            -                      -                -                 -
-------------------------- ------------------- ------------- -------------------
            -                      -                -                 -
-------------------------- ------------------- ------------- -------------------
            -                      -                -                 -
-------------------------- ------------------- ------------- -------------------

         We hereby declare that the above details are true in all respects. If the Bank grants Credit Facilities to us, we shall strictly comply with Bank's regulations and wishes.

          -Signed-                               Applicant for Credit Facilities
King Power Duty Free Co., Ltd.

(Seal of King Power Duty Free Co., Ltd.)

                           Memorandum of Understanding

                                       Made at Krung Thai Bank, Plc. Head Office

                                       on October 9, 2002


         In response to Application for Credit Facilities, dated September 13, 2001, Krung Thai Bank, Plc. has granted King Power Duty Free Co., Ltd. a credit of 20,000,000.- baht (twenty million baht) in the form of Letter of Guarantee. Such sum is secured by the sum of 6,000,000.- baht (30% of the balance) in Fixed Deposit Account No. 000-2-24530-2, and guaranteed by King Power International Co., Ltd., Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond in full.

         Now, it is mutually agreed as follows:

         1. an additional guarantee of 530,000,000.- baht to the existing guarantee of 20,000,000.- baht shall be granted, making up a guarantee of 550,000,000.- baht in the form of Letter of Guarantee;

         2. The total sum shall be guaranteed by King Power Tax Free Co., Ltd.

         We, King Power International Co., Ltd., Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond, Guarantor under Guarantee Agreement (Letter of Guarantee), dated September 13, 2001, hereby agree to guarantee the obligations hereunder. The other terms and conditions of the Letter of Guarantee, dated September 13, 2001, shall remain the same.

         This Memorandum of Understanding shall be regarded as a part of the said Application for Credit Facilities and Letter of Guarantee. In witness whereof, Applicant and Guarantor have affixed their signatures hereunto in the presence of the witnesses on the date written above.

                                      -Signed-                         Applicant
                         (King Power Duty Free Co., Ltd)
                                        (Seal of King Power Duty Free Co., Ltd.)

       -Signed-          Guarantor             -Signed-                Guarantor
(Mr. Vichai Raksriaksorn)             (Mr. Viratana Suntaranond)

                                      -Signed-                         Applicant
                       (King Power International Co., Ltd)
                                     (Seal of King Power International Co. Ltd.)

       -Signed-          Guarantor             -Signed-                Guarantor
 (Mrs. Suree Phonak)                (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 9, 2002

I, Mr. Vichai  Raksriaksorn,  age: 44, race: Thai,  nationality:  Thai, address:
House No. 20, Sukhumvit 64 Lane, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Duty Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 530,000,000.00 baht (five hundred and thirty million baht) to secure the obligations of King Power Duty Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Duty Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Duty Free Co., Ltd.

         2. In the event that Bank grants King Power Duty Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.


                                    -Signed-                           Guaranton
                            (Mr. Vichai Raksriaksorn)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 9, 2002

I, Mr. Viratana Suntaranond,  age: 61, race: Thai,  nationality:  Thai, address:
House No. 96/2, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Duty Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 530,000,000.00 baht (five hundred and thirty million baht) to secure the obligations of King Power Duty Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Duty Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Duty Free Co., Ltd.

         2. In the event that Bank grants King Power Duty Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.


                                    -Signed-                           Guarantor
                           (Mr. Viratana Suntaranond)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 9, 2002

We, King Power International Co., Ltd., Thai, nationality: Thai, address: 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Duty Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 530,000,000.00 baht (five hundred and thirty million baht) to secure the obligations of King Power Duty Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Duty Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Duty Free Co., Ltd.

         2. In the event that Bank grants King Power Duty Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.


                                    -Signed-                           Guarantor
                       (King Power International Co. Ltd.)
(Seal of King Power International Co., Ltd.)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)

                                    Duplicate

                    Guarantee Agreement (Letter of Guarantee)

                                               Krung Thai Bank, Plc. Head Office

                                               October 9, 2002

We, King Power Tax Free Co., Ltd., nationality: Thai, address: 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Krung Thai Bank, Plc., hereinafter referred to as the `Bank,' with this Letter of Guarantee with the following terms and conditions:

         1. In response to King Power Duty Free Co., Ltd.'s request, Bank shall issue a Letter of Guarantee to the value of 530,000,000.00 baht (five hundred and thirty million baht) to secure the obligations of King Power Duty Free Co., Ltd. to third parties.

         Guarantor hereby guarantees that in the event that King Power Duty Free Co., Ltd. fails to pay any sums to third parties that Bank has to pay such sums, Guarantor shall, as joint obligator, pay Bank such sums plus the interest accumulated thereon at the rate of 14.50 % per annum, court fee, legal fee, damages and other costs in full and that Bank need not demand for payment from King Power Duty Free Co., Ltd.

         2. In the event that Bank grants King Power Duty Free Co., Ltd. extension of time for repayment or renewal of Letter of Guarantee with or without any notice, Guarantor shall always consent to such extension or renewal and shall not put up the same as the grounds for discharging its liabilities.

         3. Guarantor agrees that in the event that Bank intends to enforce any payment hereunder the hearing shall take place at the Civil Court of Bangkok.

         4.  Guarantor   shall   indemnify  and  hold  Bank  harmless  from  any
liabilities, losses or damages until Bank is repaid in full.

         5. In the event that the proceeds from the enforcement of mortgage, pledge, security and sale of property in connection therewith are insufficient to pay debts, Bank may seize the property of Guarantor to enforce complete payment.

         Guarantor fully understands the content hereof. In witness whereof, Guarantor has affixed his signature hereunto in the presence of the witnesses.


                                    -Signed-                           Guarantor
                         (King Power Tax Free Co., Ltd.)
(Seal of King Power Tax Free Co., Ltd.)

                                    -Signed-                           Witness
                               (Mrs. Suree Phonak)

                                    -Signed-                           Witness
                          (Mrs. Acharaphorn Wongbunrod)